UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 24, 2010

CHINA GENGSHENG MINERALS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-34649	91-0541437
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

No. 88 Gengsheng Road
Dayugou Town, Gongyi, Henan
People's Republic of China 451271
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (86) 371-6405-9818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

China GengSheng Minerals, Inc. issued a press release announcing that it has entered into a $2.1 million contract with AMSAT International for its fracture proppant products. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit 99.1	Press Release issued on August 24, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China GengSheng Minerals, Inc.

Date: August 24, 2010

By: /s/ Shunqing Zhang
       Name: Shunqing Zhang
       Title: Chief Executive Officer

EXHIBIT INDEX
Form 8-K

Filed
Exhibit			By
No.	Description	Herewith	Reference
99.1	Press Release issued on August 24, 2010.	X